UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

CrowdStrike Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38933	45-3788918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 E. 9th Street
Suite 1400
Austin, Texas 78701

(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: (888) 512-8906

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0005 par value	CRWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On December 11, 2024, each outstanding share of Class B Common Stock, par value $0.0005 per share (the “Class B Common Stock”), of CrowdStrike Holdings, Inc. (the “Company”), automatically converted (the “Conversion”) into one share of the Company’s Class A Common Stock, par value $0.0005 per share (the “Class A Common Stock”), pursuant to the terms of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”).

The Conversion occurred pursuant to Article IV, Section 3.4 of the Certificate of Incorporation, which provides that each outstanding share of Class B Common Stock will convert automatically, without any further action, into one share of Class A Common Stock on the first date on which the number of outstanding shares of Class B Common Stock represents less than 5% of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock, taken together as a single class, and as calculated pursuant to the Certificate of Incorporation.

Pursuant to Article IV, Section 3.4(f) of the Certificate of Incorporation, shares of Class B Common Stock that are converted into shares of Class A Common Stock will be retired and may not be reissued. In accordance with Article IV, Section 3.4(f) of the Certificate of Incorporation and Section 243 of the Delaware General Corporation Law (the “DGCL”), on December 12, 2024, the Company filed a Certificate of Retirement with the Secretary of State of the State of Delaware, which has the effect of retiring all of the shares of Class B Common Stock that were issued but not outstanding following the Conversion and amending the Certificate of Incorporation such that, upon the effectiveness of the Certificate of Retirement, the Company’s total number of authorized shares of capital stock has been reduced by the number of retired shares of Class B Common Stock (the “Certificate of Retirement”).

The Conversion had the following effects, among others:

Voting Power. Prior to the Conversion, holders of shares of Class B Common Stock were entitled to cast ten votes per share on any matter submitted to a vote of the Company’s stockholders. As a result of the Conversion, all former holders of shares of Class B Common Stock are now holders of an equal number of shares of Class A Common Stock, which are entitled to cast only one vote per share on all matters subject to a stockholder vote. In addition, the provisions of the Certificate of Incorporation and DGCL that entitled the holders of shares of Class A Common Stock and Class B Common Stock, in certain circumstances, to separate class voting rights, are no longer applicable as a result of the Conversion.

Economic Interests. Because holders of shares of Class A Common Stock are entitled to the same economic interests to which former holders of shares of Class B Common Stock were entitled before the Conversion, including with regard to dividends and distributions, liquidation rights and treatment in connection with a change of control or merger transaction, the Conversion had no impact on the economic interests of former holders of shares of Class B Common Stock.

Capitalization. The Conversion had no impact on the total number of the Company’s outstanding shares of capital stock, as the shares of Class B Common Stock converted into an equivalent number of shares of Class A Common Stock. Pursuant to Section 243 of the DGCL, the filing of the Certificate of Retirement had the effect of amending the Certificate of Incorporation such that, upon the effectiveness of the Certificate of Retirement, the Company’s total number of authorized shares of capital stock was reduced by the number of the retired shares of Class B Common Stock.

Voting Thresholds for Amendments to the Certificate of Incorporation and Bylaws. Upon the Conversion, the affirmative vote of at least two-thirds of the voting power of the outstanding shares of stock of the Company entitled to vote generally in the election of directors, voting together as a single class, will be required to adopt, amend or repeal the Company’s Amended and Restated Bylaws, and certain provisions of the Certificate of Incorporation.

2019 Equity Incentive Plan. Upon the Conversion, outstanding equity-based awards issued under the Company’s 2019 Equity Incentive Plan remain unchanged because such awards are denominated in shares of Class A Common Stock.

2011 Equity Incentive Plan. Upon the Conversion, outstanding options and restricted stock units that were previously denominated in shares of Class B Common Stock and issued under the Company’s 2011 Equity Incentive Plan remain unchanged, except that they now represent the right to receive shares of Class A Common Stock.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on December 12, 2024, the Company filed the Certificate of Retirement with the Secretary of State of the State of Delaware to effect the retirement of the shares of Class B Common Stock that were issued but not outstanding following the Conversion and to accordingly reduce the Company’s total number of authorized shares of capital stock by the number of retired shares of Class B Common Stock.

The foregoing description of the Certificate of Retirement is a summary only and is qualified in its entirety by reference to the full text of (a) the Certificate of Retirement, a copy of which is attached and incorporated by reference as Exhibit 3.1 hereto, and (b) the Certificate of Incorporation, a copy of which is incorporated by reference herein as Exhibit 3.2 hereto.

Item 8.01 Other Events.

The Class A Common Stock will continue to trade on The Nasdaq Global Select Market under the ticker symbol “CRWD” following the Conversion and will maintain the same CUSIP number previously assigned to the Class A Common Stock.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number		Incorporated by Reference
	Description	Form	File No.	Exhibit	Filing Date

3.1	Certificate of Retirement

3.2	Amended and Restated Certificate of Incorporation of CrowdStrike Holdings, Inc.	8-K	001-38933	3.1	June 14, 2019

104	Cover Page with Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdStrike Holdings, Inc.

Date: December 13, 2024	/s/ Burt W. Podbere
Burt W. Podbere
Chief Financial Officer